DISPOSITION	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
DISPOSITION

Note 2. DISPOSITION

Sigma

On April 16, 2007, the Company purchased all of the outstanding capital stock of Sigma for approximately $7,500,000.

During 2008, Sigma's results began to deteriorate and we concluded that to revive the business would require a significant investment. Therefore, in the third quarter of 2008, the Board of Directors decided to discontinue the operations of Sigma.  Operations were discontinued on October 31, 2008.

The Company reached an agreement to sell certain assets of the business to the former stockholders of Sigma in October 2008. In January 2009, the sale was closed.  The Company sold assets including certain accounts receivable, property and equipment, customer list and the rights, title and interest in the name Sigma Metals, Inc. and the domain name Sigmametalsinc.com.

On December 30, 2010, the Company entered into an Asset Purchase Agreement, between its subsidiaries to transfer any remaining assets. Immediately following that transaction, the Company sold its holdings in Sigma to a member of management.  The Company recognized the transaction as an increase of additional paid-in capital of $1,118,000.

The Company’s financial statements reflect Sigma as discontinued operations. The results of operations of this entity is treated as income from discontinued operations, net of tax and separately stated on the Consolidated Statements of Operations below income (loss) from continuing operations. See Note 15 Discontinued Operations.